EXHIBIT 99.2

FIRST DATA CORPORATION
1993 DIRECTOR'S STOCK OPTION PLAN

1. Purpose. The purpose of the First Data Corporation 1993 Director's Stock Option Plan (the "Plan") is to advance the interest of First Data Corporation (the "Company") and its stockholders by encouraging increased stock ownership by members of the Board of Directors of the Company (the "Board") who are not employees of the Company or any of its subsidiaries, in order to promote long-term stockholder value through continuing ownership of the Company's common stock.

2. Administration. The Plan shall be administered by the Compensation and Benefits Committee of the Board (the "Committee"). The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of nonqualified stock options ("NQOs") and purchased stock options ("PSOs"). The Committee shall, subject to the provisions of the Plan, grant NQOs and PSOs under the Plan and shall have the power to contrue the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

3. Participation. Each member of the Board who is not an employee of the Company or of any of its subsidiaries or affiliates and who, at any time after December 7, 2005, has not been an employee of the Company or of any of its subsidiaries or affiliates within the last twelve months while serving as a member of the Board ("Non-Employee Director") shall be eligible to receive NQOs and PSOs in accordance with Paragraphs 5 and 6 below. As used herein, the term "subsidiary" means any corporation or other trade or business at least 50% of whose outstanding voting stock is owned, directly or indirectly, by the Company. As used herein, the term "affiliate" means any person who owns, directly or indirectly, at least 10% of the outstanding voting stock of the Company.

4. Awards under the Plan. (a) Type of Awards. awards under the Plan shall include only NQOs and PSOs, which are, in both instances, rights to purchase shares of common stock of the Company having a par value of $.01 per share (the "common stock") which are awarded or sold, respectively, to participants. All NQOs and PSOs are subject to terms, conditions and restrictions specified in Paragraphs 5 and 6 below.

(b) Maximum Number of Shares That May Be Issued. Subject to adjustment as provided in Paragraph 7 below, 2,500,000 shares of common stock shall be available for awards under this Plan, reduced by the sum of the aggregate number of shares of common stock which become subject to outstanding NQOs and PSOs. To the extent that shares of common stock subject to an outstanding NQO or PSO are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such NQO or PSO, then such shares of common stock shall again be available for awards under this Plan.

(c) Rights with Respect to Shares. A Non-Employee Director to whom an NQO or PSO is granted (and any person succeeding to such a Non-Employee Director's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any shares of common stock issuable pursuant to any such NQO or PSO until the date of exercise of such NQO or PSO. Except as provided in Paragraph 7 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date of such exercise.

5. Nonqualified Stock Options. Each NQO granted under the Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

(a) The NQO exercise price shall be the fair market value of the common stock subject to such NQO on the date the NQO is granted, which shall be equal to the greater of (i) the average of the high and low transaction prices of a share of common stock as reported in the New York Stock Exchange Composite Transactions Tape on the date the NQO is granted (or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported), or (ii) the average of the closing prices of a share of common stock on each trading day within the 30 calendar day period ending on the date of grant as reported on the New York Stock Exchange Composite Transactions Tape.

(b) Each person who becomes a Non-Employee Director shall be granted on the date such person commences services as a Non-Employee Director (or as soon as practicable after such date), NQOs for 10,000 shares of common stock (the "Initial Grant"). On the date of each annual meeting of the stockholders of the Company (a "Stockholder's Meeting") occurring after the Initial Grant (or as soon as practicable after such date), each such person who is a Non-Employee Director immediately after such meeting shall be granted NQOs for 4,000 shares of common stock. Notwithstanding the foregoing, (i) each person who was eligible to receive NQOs under this Plan in 1993 shall be granted NQOs for 14,000 shares of common stock on the date of the third and seventh Stockholders' Meetings following the Initial Grant (or as soon as practicable after such date), provided such person is a Non-Employee Director immediately after such meetings and (ii) each person who became or becomes eligible to receive NQOs under this Plan after 1993 shall be granted NQOs for 14,000 shares of common stock on the date of the fourth Stockholder's Meeting following the Initial Grant (or as soon as practicable after such date) and on the date of the Stockholder's Meeting occurring every third year after such fourth Stockholder's Meeting (or as soon as practicable after each such date), provided such person is a Non-Employee Director immediately after each such meeting. The grants of NQOs for 14,000 shares of common stock shall be in lieu of the grants for 4,000 shares which would otherwise be made at the same time. Each Non-Employee Director who at the request of the Company is appointed to serve on the governing board of an entity in which the Company has a significant ownership or business interest and for which the Committee determines stock option grants are appropriate shall be granted NQOs for 2,000 shares of common stock on the date of approval of such appointment by the Committee (or as soon as practicable after such date). As long as such Non-Employee Director continues to serve, at the request of the Company, on the governing board of such an entity, such Non-Employee Director shall be granted NQOs for 2,000 shares of common stock on the date of each annual anniversary of such appointment (or as soon as practicable after such date).

(c) Except for transfers by the Non-Employee Director to certain family members as determined by the Committee, the NQO shall not be transferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during a Non-Employee Director's lifetime only by the Non-Employee Director; and

(d) The NQO shall not be exercisable:

(i) after the expiration of ten years from the date it is granted, and may be exercised during such period as follows: for a NQO granted prior to March 7, 2001, one-fourth (25%) of the total number of shares of common stock covered by the NQO shall become exercisable each year beginning with the first anniversary of the date it is granted, except as provided in Subparagraph (d)(iii)(B) in the event of the death of the Non-Employee Director; and for a NQO granted on or after March 7, 2001, 100% of the total number of shares of common stock covered by the NQO shall become exercisable on the date it is granted;

(ii) unless payment in full is made for the shares of common stock being acquired thereunder at the time of exercise, which payment shall be made

(A) in United States dollars by cash or check, or

(B) in lieu thereof, by tendering to the Company shares of common stock owned by the person exercising the NQO and having a fair market value equal to the cash exercise price applicable to such NQO, such fair market value to be equal to the greater of (1) the average of the high and low transaction prices of a share of common stock as reported in the New York Stock Exchange Composite Transactions Tape on the date the NQO is granted (or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported), or (2) the average of the closing prices of a share of common stock on each trading day in the 30 calendar day period ending on the date of exercise as reported on the New York Stock Exchange Composite Transactions Tape; or

(C) by a combination of United States dollars and shares of common stock as aforesaid; and

(iii) unless the person exercising the NQO at all times during the period beginning with the date of grant of the NQO and ending on the date of such exercise, has been a Non-Employee Director, or otherwise has performed services for the Company or any of its subsidiaries or affiliates (as defined in Paragraph 3), except that:

(A) if such person shall cease to be a Non-Employee Director or cease to perform such services for reasons other than death, disability or Retirement while holding a NQO that has not expired and has not been fully exercised, unless otherwise determined by the Committee, such person may exercise the NQO with respect to any shares of common stock as to which such person could have exercised the NQO on the date such person ceased to be a Non-Employee Director or ceased to perform such services, or with respect to a greater number of shares as determined by the Committee, as follows: for a NQO granted prior to March 7, 2001, at any time within 120 days of the date the person ceased to be such a Non-Employee Director or ceased to perform such services (but in no event after the NQO has expired under the provisions of Subparagraph 5(d)(i) above); and for a NQO granted on or after March 7, 2001, at any time before the NQO expires in accordance with the provisions of Subparagraph 5(d)(i) above; or

(B) if a Non-Employee Director to whom a NQO has been granted shall die while holding a NQO that has not expired and has not been fully exercised, such person's executors, administrators, heirs or distributees, as the case may be, may exercise the NQO with respect to the total number of shares covered by the NQO, as follows: for a NQO granted prior to March 7, 2001, at any time within one year after the date of such death (but in no event after the NQO has expired under the provisions of Subparagraph 5(d)(i) above); and for a NQO granted on or after March 7, 2001, at any time before the NQO expires in accordance with the provisions of Subparagraph 5(d)(i) above; or

(C) if a Non-Employee Director to whom a NQO has been granted shall become disabled (as determined by the Committee) while holding a NQO that has not expired and has not been fully exercised, such person may exercise the NQO with respect to any shares of common stock as to which such person could have exercised the NQO on the date of the onset of disability or which become exercisable within the three year period after the date of the onset of disability, or with respect to a greater number of shares as determined by the Committee, as follows: for a NQO granted prior to March 7, 2001, at any time within three years after the date of the onset of such disability (but in no event after the NQO has expired under the provisions of Subparagraph 5(d)(i) above); and for a NQO granted on or after March 7, 2001, at any time before the NQO expires in accordance with the provisions of Subparagraph 5(d)(i) above; or

(D) if a Non-Employee Director to whom a NQO has been granted shall terminate service as a Non-Employee Director due to Retirement, which for purposes of this subparagraph (d)(iii)(D) shall mean after at least 60 months of continuous service on the Board and on or after the date the Non-Employee Director attains age 60, and while holding a NQO that has not expired and has not been fully exercised, such person may exercise the NQO with respect to any shares of common stock as to which such person could have exercised the NQO on the date of such Retirement, or with respect to a greater number of shares as determined by the Committee, as follows: for a NQO granted prior to March 7, 2001, at any time within 120 days of the date of termination due to Retirement (but in no event after the NQO has expired under the provisions of Subparagraph 5(d)(i) above); and for a NQO granted on or after March 7, 2001, at any time before the NQO expires in accordance with the provisions of Subparagraph 5(d)(i) above.

6. Purchased Stock Options. Each PSO purchased under the Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan. Except as set forth below, PSOs shall be governed by the terms and conditions governing NQOs;

(a) The PSO exercise price shall be an amount equal to the fair market value of the shares of common stock subject to such PSO on the date such PSO is purchased as described in Subparagraph 6(d) below, which shall be equal to the greater of (i) the average of the high and low transaction prices of a share of common stock as reported in the New York Stock Exchange Composite Transactions Tape on the date the PSO is purchased (or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported), or (ii) the average of the closing prices of a share of common stock on each trading day within the 30 calendar day period ending on the date of such purchase as reported on the New York Stock Exchange Composite Transactions Tape;

(b) The PSO purchase price shall be an amount equal to twenty-five (25%) percent of the PSO exercise price;

(c) Each calendar year, each person who is a Non-Employee Director shall be entitled to purchase PSOs entitling such Non-Employee Director to purchase a maximum number of shares of common stock equal to the nearest whole number determined by a fraction, the numerator of which is equal to the dollar value of the annual retainer to which such Non-Employee Director would be entitled during such year and the denominator of which is equal to the PSO purchase price.

(d) Each Non-Employee Director who desires to purchase PSOs shall make an election, prior to a date set by the Committee which shall be prior to the beginning of a year to forgo part or all of his annual retainer for such year in exchange for PSOs. If no election is made, the election in place for the preceding year shall be deemed to continue in effect. The Board of Directors or the Committee or the delegate of either shall approve the PSO purchase and the date of purchase shall be the date of such approval.

(e) If a PSO is purchased prior to March 7, 2001, the PSO shall not be exercisable after the expiration of five years from the date it first become exercisable, and may be exercised during such period as follows: one-third (33-1/3%) of the total number of shares of common stock covered by the PSO shall become exercisable each year beginning with the first anniversary of the date it is purchased, as described in Subparagraph 6(c), except as provided in Subparagraph 6(f)(ii) in the event of the death of the Non-Employee Director. If a PSO is purchased on or after March 7, 2001, the PSO shall not be exercisable after the expiration of ten years from the date it first becomes exercisable, and may be exercised during such period as follows: 100% of the total number of shares of common stock covered by the PSO shall become exercisable on the date it is purchased, as described in Subparagraph 6(c);

(f) The PSO shall not be exercisable unless the person exercising the PSO at all times during the period beginning with the date of purchase of the PSO and ending on the date of such exercise, has been a Non-Employee Director, or otherwise has performed services for the Company or any of its subsidiaries or affiliates (as defined in paragraph 3), except that:

(i) if such person shall cease to be a Non-Employee Director or cease to perform such services for reasons other than death, disability or Retirement while holding a PSO that has not expired and has not been fully exercised, unless otherwise determined by the Committee, such person may exercise the PSO with respect to any shares of common stock as to which such person could have exercised the PSO on the date such person ceased to be a Non-Employee Director or ceased to perform such services, or with respect to a greater number of shares as determined by the Committee, as follows: for a PSO granted prior to March 7, 2001, at any time within 120 days of the date the person ceased to be such a Non-Employee Director or ceased to perform such services (but in no event after the PSO has expired under the provisions of Subparagraph 6(e) above); and for a PSO granted on or after March 7, 2001, at any time before the PSO expires in accordance with the provisions of Subparagraph 6(e) above; and, solely with respect to a PSO granted prior to March 7, 2001:

(A) in the event that the PSO exercise price is less than the fair market value of the shares of common stock at the time such person ceases to be a Non-Employee Director, such person shall be entitled to receive the PSO purchase price plus simple interest credited at the 10 year U.S. Government Treasury Bond Rate from the PSO purchase date to the date such person ceases to be a Non-Employee Director for all shares of common stock for which the PSO is not then exercisable; and

(B) in the event that the PSO exercise price is greater than the fair market value of the shares of common stock at the time such person ceases to be a Non-Employee Director, the PSO that is not then exercisable shall lapse and such person shall not be entitled to a return of the PSO purchase price with respect to shares of common stock for which the PSO is not then exercisable; or

(ii) if a Non-Employee Director to whom a PSO has been granted shall die while holding a PSO that has not expired and has not been fully exercised, such person's executors, administrators, heirs or distributees, as the case may be, may exercise the PSO with respect to the total number of shares covered by the PSO, as follows: for a PSO granted prior to March 7, 2001, at any time within one year after the date of such death (but in no event after the PSO has expired under the provisions of Subparagraph 6(e) above); and for a PSO granted on or after March 7, 2001, at any time before the PSO expires in accordance with the provisions of Subparagraph 6(e) above; or:

(iii) if a Non-Employee Director to whom a PSO has been granted shall become disabled (as determined by the Committee) while holding a PSO that has not expired and has not been fully exercised, such person may exercise the PSO with respect to any shares of common stock as to which such person could have exercised the PSO on the date of the onset of disability or which become exercisable within the three year period after the date of the onset of disability, or with respect to a greater number of shares as determined by the Committee, as follows: for a PSO granted prior to March 7, 2001, at any time within three years after the date of the onset of such disability (but in no event after the PSO has expired under the provisions of Subparagraph 6(e) above); and for a PSO granted on or after March 7, 2001, at any time before the PSO expires in accordance with the provisions of Subparagraph 6(e) above; or

(iv) if a Non-Employee Director to whom a PSO has been granted shall terminate service as a Non-Employee Director due to Retirement, which for purposes of this Subparagraph (f)(iv) shall mean after at least 60 months of continuous service on the Board and on or after the date the Non-Employee Director attains age 60, and while holding a PSO that has not expired and has not been fully exercised, such person may exercise the PSO with respect to any shares of common stock as to which such person could have exercised the PSO on the date of such Retirement, or with respect to a greater number of shares as determined by the Committee, as follows: for a PSO granted prior to March 7, 2001, at any time within 120 days of the date of termination due to Retirement (but in no event after the PSO has expired under the provisions of Subparagraph 6(e) above); and for a PSO granted on or after March 7, 2001, at any time before the PSO expires in accordance with the provisions of Subparagraph 6(e) above.

7. Dilution and Other Adjustments. In the event of any stock split, stock dividend, split-up, spin-off, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders, other than a regular cash dividend, or other similar change in capitalization or change in the common stock, the number and kind of shares or other securities that may be issued under the Plan pursuant to Subparagraphs 4(b) and 5(b) above, and the number and kind of shares or other securities subject to, and the exercise price per share under, all outstanding NQOs or PSOs shall be appropriately adjusted by the Committee; such adjustment in outstanding NQOs and PSOs shall be made without change in the total NQO and PSO exercise price applicable to the unexercised portion of such NQOs and PSOs and with an adjustment in the NQO and PSO exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

8. Miscellaneous Provisions.

(a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an NQO or PSO under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

(b) Except for transfers by the Non-Employee Director to certain family members as determined by the Committee, a participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent or distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

(c) No shares of common stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign securities, securities exchange and other applicable laws and requirements.

(d) It shall be a condition to the obligation of the Company to issue shares of common stock upon exercise of an NQO or PSO, that the participant (or other beneficiary or person entitled to act under Subparagraph 5(d)(iii)(B) or 6(f) above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue such shares.

(e) The expense of the Plan shall be borne by the Company.

(f) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of NQOs or PSOs under the Plan, and rights to the issuance of shares upon exercise of NQOs or PSOs shall be subordinate to the claims of the Company's general creditors.

(g) By accepting any NQO or PSO or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

(h) The masculine pronoun means the feminine and the singular means the plural in the Plan, wherever appropriate.

(i) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding NQOs or PSOs hereunder or any shares of common stock issued pursuant hereto as may be required by Section 13 or 15(d) of the securities Exchange Act of 1934, as amended, or any other applicable statute, rule or regulation.

(j) Notwithstanding any other provision in this Plan to the contrary and subject to Paragraph 7 of this Plan, neither the Committee nor the Board shall, without stockholder approval, amend the terms of any outstanding NQO or PSO in order to reduce the exercise price of such NQO or PSO.

9. Amendment or Discontinuance. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any NQO or PSO theretofore granted without such participant's written consent.

10. Termination. The Plan shall terminate upon the earlier of the following dates or events to occur:

(a) upon the adoption of a resolution of the Board terminating the Plan; or

(b) ten years from the date the Plan is approved and adopted by shareholders of the Company in accordance with Paragraph 11 below.

No termination of the Plan shall materially and adversely affect any of the rights and obligations of any person, without his consent, under any NQO or PSO theretofore granted under the Plan.

11. Stockholder Approval and Adoption. The Plan shall be submitted to the stockholders of the Company for their approval and adoption on or before the 2001 Stockholder's Meeting. The effective date set forth herein and any awards granted hereunder shall be subject to such stockholder approval. The stockholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the stockholders duly held on or before that date (or any adjournment of said meeting occurring subsequent to such date) by vote taken in the manner required by the laws of the State of Delaware. In the event that the Plan is not approved by the stockholders of the Company, the Plan and any awards hereunder shall be void and of no force or effect.